Exhibit 10.2

FORM OF
STOCKHOLDER VOTING AND SUPPORT AGREEMENT
THIS STOCKHOLDER VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of April 28, 2014, by and between SOUTHSIDE BANCSHARES, INC., a Texas corporation (“Parent”), and the undersigned stockholder (“Stockholder”) of OmniAmerican Bancorp, Inc., a Maryland corporation (“Company”).
RECITALS
A.    Concurrently with the execution and delivery hereof, Parent, Omega Merger Sub, Inc., a Maryland corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), and Company are entering into an Agreement and Plan of Merger of even date herewith (as it may be amended or supplemented from time to time pursuant to the terms thereof, the “Merger Agreement”), which provides for, among other things, the merger of Merger Sub with and into Company (the “First Merger”), with Company as the surviving corporation resulting from the First Merger (the “Surviving Corporation”), and then immediately after the First Merger and as part of an integrated plan, the merger of the Surviving Corporation with and into Parent (the “Second Merger” and together with the First Merger, the “Mergers”).
B.    Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of such number of shares of each class of capital stock of Company as is indicated on the signature page of this Agreement and a director of Company.
C.    As a material inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, Parent has required that Stockholder enter into this Agreement.
NOW, THEREFORE, intending to be legally bound, the parties hereby agree as follows:
1.Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:
“Constructive Sale” means with respect to any security, a short sale with respect to such security, entering into or acquiring a derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security, or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits or risks of ownership of such security.
“Shares” means (i) all shares of capital stock of Company owned, beneficially or of record, and which Stockholder has the sole right to vote and dispose of, by Stockholder as of the date hereof, and (ii) all additional shares of capital stock of Company acquired by Stockholder, beneficially or of record, and which Stockholder has the sole right to vote and dispose of, during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date (as such term is defined in Section 10 below).

“Transfer” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation, or suffrage of a lien, security interest, or encumbrance in or upon, or the gift, grant, or placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession, by domestic relations order or other court order, or otherwise by operation of law) or any right, title, or interest therein (including any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale, or other disposition, and each agreement, arrangement, or understanding, whether or not in writing, to effect any of the foregoing; provided, however, that the foregoing shall not prohibit Stockholder from disposing of or surrendering Shares in connection with the vesting, settlement or exercise of Company Options or restricted stock of Company for the payment of taxes thereon or, in the case of Company Options, the exercise price.
2.Transfer and Voting Restrictions.
(a)At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date, Stockholder shall not, except in connection with the Mergers, Transfer or suffer a Transfer of any of the Shares.
(b)    Except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, Stockholder will not commit any act that could restrict or affect Stockholder’s legal power, authority, and right to vote all of the Shares then owned of record or beneficially by Stockholder or otherwise prevent or disable Stockholder from performing any of his obligations under this Agreement. Without limiting the generality of the foregoing, except for this Agreement and as otherwise permitted by this Agreement, Stockholder shall not enter into any voting agreement with any person or entity with respect to any of the Shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposit any of the Shares in a voting trust, or otherwise enter into any agreement or arrangement with any person or entity limiting or affecting Stockholder’s legal power, authority, or right to vote the Shares in favor of the approval of the Proposed Transaction (as defined in Section 3(a) herein).
3.    Agreement to Vote Shares.
(a)    Prior to the Expiration Date, at every meeting of the stockholders of Company called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Company (except for Company’s Annual Meeting of Stockholders to be held on May 27, 2014), Stockholder (in Stockholder’s capacity as such) shall appear at the meeting or otherwise cause the Shares to be present thereat for purposes of establishing a quorum and, to the extent not voted by the persons appointed as proxies pursuant to this Agreement, vote (i) in favor of the adoption of the Merger Agreement and the approval of the First Merger and the other transactions contemplated thereby (collectively, the “Proposed Transaction”), (ii) against the approval or adoption of any proposal made in opposition to, or in competition with, the Proposed Transaction, and (iii) against any of the following (to the extent unrelated to the Proposed Transaction): (A) any merger, consolidation, or business combination involving Company or any of its subsidiaries other than the Proposed Transaction; (B) any sale, lease, or transfer of all or substantially all of the assets of Company or any of its subsidiaries; (C) any reorganization, recapitalization, dissolution, liquidation, or winding up of Company or any of its subsidiaries; or (D) any other action that is intended, or could reasonably be expected, to result in a breach of any covenant, representation, or warranty or any other obligation or agreement of Company under the Merger Agreement or of Stockholder under this Agreement or otherwise impede, interfere with, delay, postpone, discourage, or adversely affect the consummation of the Proposed Transaction.
(b)    If Stockholder is the beneficial owner, but not the record holder, of the Shares, Stockholder agrees to take all actions necessary to cause the record holder and any nominees to vote all of the Shares in accordance with Section 3(a).
4.    Grant of Irrevocable Proxy.
(a)    Stockholder hereby irrevocably appoints Parent and each of its executive officers or other designees (the “Proxyholders”), as Stockholder’s proxy and attorney-in-fact (with full power of substitution and resubstitution), and grants to the Proxyholders full authority, for and in the name, place, and stead of Stockholder, to vote the Shares, to instruct nominees or record holders to vote the Shares, or grant a consent or approval in respect of such Shares in accordance with Section 3 hereof and, in the discretion of the Proxyholders, with respect to any proposed adjournments or postponements of any meeting of Stockholders at which any of the matters described in Section 3 hereof are to be considered.
(b)    Stockholder hereby revokes any proxies heretofore given by Stockholder in respect of the Shares.
(c)    Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest, is intended to be irrevocable in accordance with the provisions of Section 2-507 of the Maryland General Corporation Law, and may under no circumstances be revoked. The irrevocable proxy granted by Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, or incapacity of Stockholder.
(d)    The Proxyholders may not exercise this irrevocable proxy on any matter except as provided in Section 3 above. Stockholder may vote the Shares on all other matters.
(e)    Parent may terminate this proxy at any time by written notice to Stockholder.
5.    No Solicitation. In his, her or its capacity as a stockholder of Company, and not in his or her capacity as a director or officer of Company, as applicable (in which capacity Stockholder may act in accordance with Section 6.9 of the Merger Agreement), Stockholder shall not, directly or indirectly, (a) solicit, initiate, knowingly encourage, induce, or facilitate the making, submission, or announcement of any Acquisition Proposal or take any action that could reasonably be expected to lead to an Acquisition Proposal, (b) furnish any nonpublic information regarding Company or any of its subsidiaries to any Person in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest that could reasonably be expected to lead to an Acquisition Proposal, (c) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal, (d) approve, endorse, or recommend any Acquisition Proposal or (e) enter into any letter of intent or similar document or any agreement or contract contemplating or otherwise relating to any Acquisition Proposal.
6.    Action in Stockholder Capacity Only. Stockholder is entering into this Agreement solely in Stockholder’s capacity as a record holder and beneficial owner, as applicable, of Shares and, except as provided in Section 9, not in Stockholder’s capacity as a director or officer of Company. Nothing herein shall limit or affect Stockholder’s ability to act as an officer or director of Company.
7.    Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Parent as follows:
(a)    (i) Except as provided hereunder, and except for such transfer restrictions of general applicability as may be provided under the Securities Act of 1933, as amended, and the “blue sky” laws of the various States of the United States and except as would not impair Stockholder’s ability to perform his, her or its obligations under this Agreement, Stockholder is the beneficial or record owner of the shares of capital stock of Company indicated on the signature page of this Agreement free and clear of any and all pledges, liens, security interests, mortgages, claims, charges, restrictions, options, title defects, or encumbrances; and (ii) Stockholder does not beneficially own any securities of Company other than the shares of capital stock and rights to purchase shares of capital stock of Company set forth on the signature page of this Agreement.
(b)    As of the date hereof and for so long as this Agreement remains in effect (including as of the date of the Company Stockholders’ Meeting, which, for purposes of this Agreement, includes any adjournment or postponement thereof), except as otherwise provided in this Agreement, Stockholder has full power and authority to (i) make, enter into, and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 4; and (ii) vote all of the Shares in the manner set forth in this Agreement without the consent or approval of, or any other action on the part of, any other person or entity (including any Governmental Entity). Without limiting the generality of the foregoing, Stockholder has not entered into any voting agreement (other than this Agreement) with any Person with respect to any of the Shares, granted any Person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposited any of the Shares in a voting trust, or entered into any arrangement or agreement with any Person limiting or affecting Stockholder’s legal power, authority, or right to vote the Shares on any matter.
(c)    This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder enforceable against Stockholder in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought). The execution and delivery of this Agreement and the performance by Stockholder of the agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any contract to or by which Stockholder is a party or bound, or any Law to which Stockholder (or the Shares or any of Stockholder’s other assets) is subject or bound, except for any such breach, violation, conflict, or default which, individually or in the aggregate, would not reasonably be expected to impair or adversely affect Stockholder’s ability to perform Stockholder’s obligations under this Agreement or render inaccurate any of the representations made herein.
(d)    Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement and the representations and warranties of Stockholder contained herein.
8.    Representations and Warranties of Parent. Parent hereby represents and warrants to Stockholder as follows:
(a)    Parent is duly organized, validly existing and in good standing under the Laws of the State of Texas. The consummations of the transactions contemplated hereby are within Parent’s corporate powers and have been duly authorized by all necessary corporate actions on the part of Parent. Parent has full corporate power and authority to execute, deliver and perform this Agreement.
(b)    This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding agreement of Parent enforceable against Parent in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought). The execution and delivery of this Agreement and the performance by Parent of the agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any contract to or by which Parent is a party or bound, or any Law to which Parent is subject or bound, except for any such breach, violation, conflict, or default which, individually or in the aggregate, would not reasonably be expected to impair or adversely affect Parent’s ability to perform Parent’s obligations under this Agreement or render inaccurate any of the representations made herein.
9.    Certain Agreements. The undersigned covenants and agrees with Parent that for a period of two years after the Effective Time, the undersigned shall not, without the prior written consent of Parent, (i) directly or indirectly serve as a consultant to, serve as a Management Official of, or be or become a Major Stockholder of, any Financial Institution having an office in any county in the State of Texas in which Company or any of its subsidiaries maintains an office as of the date of this Agreement, (ii) directly or indirectly, on the undersigned’s own behalf or as a principal or representative of any Person, solicit or induce any Protected Employee to terminate his or her employment relationship with Parent or any subsidiary of Parent or to enter into employment with any other Person, (iii) directly or indirectly, on the undersigned’s own behalf or as a principal or representative of any Person, solicit, divert, take away or attempt to solicit, divert, take away a

Protected Customer for the purpose of providing or selling any product or service provided by Parent; provided, however, that the prohibition of the covenant included in this clause (iii) shall apply only to Protected Customers with whom the undersigned had Material Contact on behalf of Company or any of its subsidiaries during the 18 months immediately preceding the date of this Agreement. The term Material Contact with a Protected Customer shall be deemed to have had existed if the undersigned (i) had business dealings with the Protected Customer on behalf of Company or any of its subsidiaries, (ii) was responsible for supervising or coordinating the dealings between the Protected Customer and Company or any of its subsidiaries, or (iii) obtained trade secrets or confidential information about the Protected Customer as a result of his or her association with Company or any of its subsidiaries. It is expressly understood that the covenants contained in clause (i) of the second preceding sentence of this Section 9 do not apply to (i) Management Official positions which the undersigned holds with Financial Institutions other than Company or any of its subsidiaries as of the date of this Agreement, (ii) securities holdings which cause the undersigned to be deemed a Major Stockholder of a Financial Institution other than Company as of the date of this Agreement, or (iii) advisory relationships with a Financial Institution which the undersigned has as of the date of this Agreement or may have after the date hereof solely in the capacity as legal counsel, consultant, accountants or investment advisor. For the purposes of the covenants contained in this Section 9, the following terms shall have the following respective meanings:
(a)    The term “Financial Institution” shall refer to any bank, bank holding company, savings and loan association, savings and loan holding company, or any other similar financial institution which engages in the business of accepting deposits or making loans or which owns or controls a company which engages in the business of accepting deposits or making loans. It is expressly understood that the term Financial Institution shall include any Financial Institution as defined herein that after the date of this Agreement makes application to an appropriate federal or state regulatory authority for approval to organize.
(b)    The term “Major Stockholder” shall refer to the beneficial ownership of 5% or more of any class of voting securities of such company or the ownership of 5% or more of the total equity interest in such company, however denominated.
(c)    The term “Management Official” shall refer to service of any type which gives the undersigned the authority to participate, directly or indirectly, in policy-making functions of the Financial Institution. This includes, but is not limited to, service as an organizer, officer, director, or advisory director of the Financial Institution.
(d)    The term “Person” shall refer to any individual or any corporation, partnership, joint venture, limited liability company, association, or other entity or enterprise.
(e)    The term “Protected Customer” shall refer to any Person to whom Company or any of its subsidiaries has sold its products or services or solicited to sell its products or services during the 18 months prior to the date of this Agreement.

(f)    The term “Protected Employee” shall refer to any employee of Company or any of its subsidiaries who was employed by Company or any of its subsidiaries on the Effective Date or at any time within 18 months prior to the Effective Date.
10.    Termination. This Agreement shall terminate and be of no further force or effect whatsoever as of the earlier of (a) such date and time as the Merger Agreement shall have been validly terminated pursuant to the terms of Article VIII thereof or (b) the Effective Time (the “Expiration Date”); provided, that (i) Sections 9 and 11 shall survive the Effective Time and (ii) the termination of this Agreement shall not relieve Stockholder from any liability for any material breach of any representation, warranty, or covenant contained in this Agreement.
11.    Miscellaneous Provisions.
(a)    Amendments. No amendment of this Agreement shall be effective against any party unless it shall be in writing and signed by Parent and Stockholder.
(b)    Waivers. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, or any failure or delay on the part of any party in the exercise of any right hereunder, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, or covenants contained in this Agreement. The waiver by any party of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder. Any waiver by a party of any provision of this Agreement shall be valid only if set forth in a written instrument signed on behalf of such party.
(c)    Entire Agreement. This Agreement constitutes the entire agreement between the parties to this Agreement and supersedes all other prior agreements, arrangements, and understandings, both written and oral, between the parties with respect to the subject matter hereof. The effectiveness of this Agreement shall be conditioned upon the execution and delivery of the Merger Agreement by the parties thereto.
(d)    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of any laws or legal principles that might otherwise govern under applicable principles of conflicts of law thereof.
(e)    Consent to Exclusive Jurisdiction; Venue; Service of Process. In any action or proceeding between any of the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each of the parties: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (ii) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (i) of this Section 11(e), (iii) waives any objection to laying venue in any such action or proceeding in such courts, (iv) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party, and (v) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 11(n) of this Agreement.
(f)    WAIVER OF JURY TRIAL. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
(g)    Attorneys’ Fees. In any action at law or suit in equity with respect to this Agreement or the rights of any of the parties, the prevailing party in such action or suit shall be entitled to receive its reasonable attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.
(h)    Assignment and Successors. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, including Stockholder’s estate and heirs upon the death of Stockholder, provided that except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests, or obligations of the parties may be assigned or delegated by any of the parties without prior written consent of the other parties except that Parent, without obtaining the consent of any other party, shall be entitled to assign this Agreement or all or any of its rights hereunder. No assignment by Parent under this Section 11(h) shall relieve Parent of its obligations under this Agreement. Any assignment in violation of the foregoing shall be void and of no effect.
(i)    No Third-Party Rights. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties) any right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.
(j)    Further Assurances. Stockholder agrees to reasonably cooperate with Parent and to execute and deliver such further documents, certificates, agreements, and instruments and to take such other actions as may be reasonably requested by Parent to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement. Stockholder hereby agrees that Parent may publish and disclose in the Form S-4 Registration Statement (including all documents and schedules filed with the SEC) such Stockholder’s identity and ownership of Shares and the nature of such Stockholder’s commitments, arrangements, and understandings under this Agreement and may further file this Agreement as an Exhibit to the Form S-4 or in any other filing made by Parent with the SEC relating to the Proposed Transaction. Stockholder agrees to notify Parent promptly of any additional shares of capital stock of Company of which Stockholder becomes the record or beneficial owner after the date of this Agreement.
(k)    Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect, and the parties shall use their reasonable best efforts to substitute a valid, legal and enforceable provision which, insofar as practical, implements the purpose and intents of this Agreement. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(l)    Time of Essence. Time is of the essence with regard to all dates and time periods set forth or referred to in this Agreement.
(m)    Specific Performance; Injunctive Relief. The parties agree that substantial irreparable damage would occur and would not be adequately remedied by monetary damages in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached or threatened to be breached. Accordingly, each of the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement without proof of actual damages or otherwise, this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereby further waives any requirement under any law to post bond or other security as a prerequisite to obtaining or enforcing equitable relief. In addition, any third party participating with the Stockholder or receiving from the Stockholder assistance in violation of this Agreement and of the rights of Parent hereunder, and any such participation by such third party with the Stockholder in activities in violation of the Stockholder’s agreement with Parent set forth in this Agreement may give rise to claims by Parent against such third party and the Stockholder acknowledges that the Stockholder may be responsible for any associated liabilities cause by such third party.
(n)    Notices. All notices and other communications required or permitted to be given hereunder shall be sent to the party to whom it is to be given and be either delivered personally against receipt, by facsimile, email or other wire transmission, by registered or certified mail (postage prepaid, return receipt requested) or deposited with an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to Parent, to the address, e-mail address, or facsimile provided in the Merger Agreement, including to the persons designated therein to receive copies; and (ii) if to Stockholder, to Stockholder’s address, e-mail address, or facsimile shown below Stockholder’s signature on the last page hereof.
(o)    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered (by telecopy, electronic delivery or otherwise) to the other parties hereto. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document form” (“pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.
(p)    Headings. The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement, and shall not be referred to in connection with the construction or interpretation of this Agreement.
(q)    Construction. In this Agreement, unless a clear contrary intention appears, (i) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (iii) “or” is used in the inclusive sense of “and/or”; and (iv) with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding.”
(r)    Legal Representation. This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

PARENT:

SOUTHSIDE BANCSHARES, INC.
By: _______________________________
Name: _______________________________
Title: _______________________________
Address:
_____________________________________
_____________________________________
_____________________________________
Telephone: (___) _____-________
Facsimile: (___) _____-________
E-mail Address: ___________________

STOCKHOLDER:
By: _______________________________
Name: _______________________________
Title: _______________________________
Address:
_____________________________________
_____________________________________
_____________________________________
Telephone: (___) _____-________
Facsimile: (___) _____-________
E-mail Address: ___________________
Shares Beneficially Owned by Stockholder:
__________ shares of Company Common Stock
__________ Options to acquire Company Common Stock